Exhibit 99.1

READING INTERNATIONAL 2025 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 4, 2025

2025 ANNUAL MEETING OF STOCKHOLDERS AGENDA I. WELCOME AND INTRODUCTIONS MARGARET COTTER CHAIR, SERVING AS PRESIDING OFFICER II. ESTABLISHMENT OF SATISFACTION OF MEETING PREREQUISITES (SATISFACTION OF NOTICE AND QUORUM REQUIREMENTS); MEETING CALLED TO ORDER S. CRAIG TOMPKINS EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL, SERVING AS ANNUAL MEETING SECRETARY III. REVIEW OF MEETING PROCEDURES S. CRAIG TOMPKINS ANNUAL MEETING SECRETARY

2025 ANNUAL MEETING OF STOCKHOLDERS AGENDA IV. PRESENTATION OF PROPOSALS AND DISCUSSION; OPENING OF POLLS O PROPOSAL 1 – TO ELECT FIVE (5) DIRECTORS TO SERVE UNTIL OUR COMPANY’S 2026 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. O PROPOSAL 2 – INDEPENDENT AUDITOR RATIFICATION – TO RATIFY THE APPOINTMENT OF GRANT THORNTON, LLP AS OUR COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025. O PROPOSAL 3 – ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION – TO APPROVE, ON A NON-BINDING, ADVISORY BASIS, THE EXECUTIVE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. O PROPOSAL 4 – TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE OUR ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. S. CRAIG TOMPKINS ANNUAL MEETING SECRETARY

2025 ANNUAL MEETING OF STOCKHOLDERS AGENDA V. VOTING VI. REVIEW AND ANNOUNCEMENT OF PRELIMINARY VOTING RESULTS SYLVIA MORALES COMPUTERSHARE INSPECTOR OF ELECTIONS VII. ADJOURNMENT OF ANNUAL STOCKHOLDERS MEETING MARGARET COTTER PRESIDING OFFICER CHAIR VIII. MANAGEMENT PRESENTATION AND QUESTION & ANSWER SESSION QUESTIONS MAY BE SENT USING THE MEETING TEXT FUNCTION AT ANY TIME DURING THE MEETING. ELLEN M. COTTER PRESIDENT & CHIEF EXECUTIVE OFFICER GILBERT AVANES EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER ANDRZEJ J. MATYCZYNSKI EXECUTIVE VICE PRESIDENT – GLOBAL OPERATIONS

DISCLAIMERS OUR COMMENTS TODAY MAY CONTAIN FORWARD-LOOKING STATEMENTS AND MANAGEMENT MAY MAKE ADDITIONAL FORWARD-LOOKING STATEMENTS IN RESPONSE TO YOUR QUESTIONS. SUCH WRITTEN AND ORAL DISCLOSURES ARE MADE PURSUANT TO THE SAFE HARBOR PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALTHOUGH WE BELIEVE OUR EXPECTATIONS EXPRESSED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CANNOT ASSURE YOU THAT THEY WILL BE REALIZED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS, AND THEREFORE WE REFER YOU TO A MORE DETAILED DISCUSSION OF THE RISKS AND UNCERTAINTIES IN OUR COMPANY’S FILINGS WITH THE SECURITIES & EXCHANGE COMMISSION. THIS PRESENTATION IS INTENDED TO SUMMARIZE THE PROJECTS ON WHICH WE ARE WORKING AND OUR PLAN FOR MOVING OUR COMPANY FORWARD. CERTAIN PROJECTS REFERRED TO HEREIN MAY BE SUBJECT TO VARIOUS GOVERNMENTAL AND BOARD APPROVALS. ACCORDINGLY, NO ASSURANCES CAN BE GIVEN THAT THE PLANS DISCUSSED HEREIN WILL BE ACHIEVED. WE ARE A DIVERSIFIED INTERNATIONAL COMPANY AND, FOR RISK MANAGEMENT AND OTHER BUSINESS REASONS, OPERATE AND HOLD OUR ASSETS THROUGH AND IN VARIOUS SUBSIDIARY ENTITIES. ACCORDINGLY, WHEN USING TERMS SUCH AS “WE,” “OUR” OR “US,” WE ARE USING SUCH TERMS TO INCLUDE OUR COMPANY ON A CONSOLIDATED BASIS AND NOT TO NEGATE, UNDERCUT OR ADVERSELY IMPACT THE LEGAL SEPARATENESS OF SUCH SUBSIDIARIES.

FINANCIAL RECONCILIATIONS WE USE EBITDA IN THE EVALUATION OF OUR COMPANY’S PERFORMANCE SINCE WE BELIEVE THAT EBITDA PROVIDES A USEFUL MEASURE OF FINANCIAL PERFORMANCE AND VALUE. WE BELIEVE THIS PRINCIPALLY FOR THE FOLLOWING REASONS: WE BELIEVE THAT EBITDA IS AN ACCEPTED INDUSTRY-WIDE COMPARATIVE MEASURE OF FINANCIAL PERFORMANCE. IT IS, IN OUR EXPERIENCE, A MEASURE COMMONLY ADOPTED BY ANALYSTS AND FINANCIAL COMMENTATORS WHO REPORT UPON THE CINEMA EXHIBITION AND REAL ESTATE INDUSTRIES, AND IT IS ALSO A MEASURE USED BY FINANCIAL INSTITUTIONS IN UNDERWRITING THE CREDITWORTHINESS OF COMPANIES IN THESE INDUSTRIES. ACCORDINGLY, OUR MANAGEMENT MONITORS THIS CALCULATION AS A METHOD OF JUDGING OUR PERFORMANCE AGAINST OUR PEERS, MARKET EXPECTATIONS AND OUR CREDITWORTHINESS. IT IS WIDELY ACCEPTED THAT ANALYSTS, FINANCIAL COMMENTATORS AND PERSONS ACTIVE IN THE CINEMA EXHIBITION AND REAL ESTATE INDUSTRIES TYPICALLY VALUE ENTERPRISES ENGAGED IN THESE BUSINESSES AT VARIOUS MULTIPLES OF EBITDA. ACCORDINGLY, WE FIND EBITDA VALUABLE AS AN INDICATOR OF THE UNDERLYING VALUE OF OUR BUSINESSES. WE EXPECT THAT INVESTORS MAY USE EBITDA TO JUDGE OUR ABILITY TO GENERATE CASH, AS A BASIS OF COMPARISON TO OTHER COMPANIES ENGAGED IN THE CINEMA EXHIBITION AND REAL ESTATE BUSINESSES AND AS A BASIS TO VALUE OUR COMPANY AGAINST SUCH OTHER COMPANIES. EBITDA IS NOT A MEASUREMENT OF FINANCIAL PERFORMANCE UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA AND IT SHOULD NOT BE CONSIDERED IN ISOLATION OR CONSTRUED AS A SUBSTITUTE FOR NET INCOME (LOSS) OR OTHER OPERATIONS DATA OR CASH FLOW DATA PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES OF AMERICA FOR PURPOSES OF ANALYZING OUR PROFITABILITY. THE EXCLUSION OF VARIOUS COMPONENTS, SUCH AS INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION, LIMITS THE USEFULNESS OF THESE MEASURES WHEN ASSESSING OUR FINANCIAL PERFORMANCE, AS NOT ALL FUNDS DEPICTED BY EBITDA ARE AVAILABLE FOR MANAGEMENT’S DISCRETIONARY USE. FOR EXAMPLE, A SUBSTANTIAL PORTION OF SUCH FUNDS MAY BE SUBJECT TO CONTRACTUAL RESTRICTIONS AND FUNCTIONAL REQUIREMENTS TO SERVICE DEBT, TO FUND NECESSARY CAPITAL EXPENDITURES AND TO MEET OTHER COMMITMENTS FROM TIME TO TIME. EBITDA ALSO FAILS TO TAKE INTO ACCOUNT THE COST OF INTEREST AND TAXES. INTEREST IS CLEARLY A REAL COST THAT FOR US IS PAID PERIODICALLY AS ACCRUED. TAXES MAY OR MAY NOT BE A CURRENT CASH ITEM BUT ARE NEVERTHELESS REAL COSTS THAT, IN MOST SITUATIONS, MUST EVENTUALLY BE PAID. A COMPANY THAT REALIZES TAXABLE EARNINGS IN HIGH TAX JURISDICTIONS MAY, ULTIMATELY, BE LESS VALUABLE THAN A COMPANY THAT REALIZES THE SAME AMOUNT OF TAXABLE EARNINGS IN A LOW TAX JURISDICTION. EBITDA FAILS TO TAKE INTO ACCOUNT THE COST OF DEPRECIATION AND AMORTIZATION AND THE FACT THAT ASSETS WILL EVENTUALLY WEAR OUT AND HAVE TO BE REPLACED. ADJUSTED EBITDA. USING THE PRINCIPLES WE CONSISTENTLY APPLY TO DETERMINE OUR EBITDA, WE FURTHER ADJUST EBITDA FOR CERTAIN ITEMS WE BELIEVE TO BE EXTERNAL TO OUR CORE BUSINESS AND NOT REFLECTIVE OF OUR COSTS OF DOING BUSINESS OR RESULTS OF OPERATION. SUCH ITEMS MAY INCLUDE (I) LEGAL EXPENSES RELATING TO EXTRAORDINARY LITIGATION AND (II) ANY OTHER ITEMS THAT CAN BE CONSIDERED NON-RECURRING IN ACCORDANCE WITH THE TWO-YEAR SEC REQUIREMENT FOR DETERMINING AN ITEM IS NON-RECURRING, INFREQUENT OR UNUSUAL IN NATURE.

TWO BUSINESSES, THREE COUNTRIES REAL ESTATE UP TO 70,077 SF* RETAIL/OFFICE BUILDING IN NYC 21,000 SF 75% INTEREST IN NYC CINEMA BUILDING (POTENTIAL TO BUILD 96,000 SF) 14,000 SF 2 OFF BROADWAY LIVE THEATRE PROPERTIES IN NYC 350,000 SF 23.9 ACRES READING VIADUCT LAND/BRIDGEWORKS, PLUS ANCILLARY PROPERTIES IN PHILADELPHIA, PA NEWBERRY YARD IN WILLIAMSPORT, PA HELD FOR SALE CINEMA A 14™ LARGEST EXHIBITOR** 18 LOCATIONS 179 SCREENS BRANDS ANGELIKA FILM CENTER READING CINEMAS CONSOLIDATED THEATRES OUR US PORTFOLIO ALSO INCLUDES OTHER ASSETS IN PENNSYLVANIA AND DELAWARE TIED TO OUR HISTORIC RAIL COMPANY. 322,433 SF 2 MIXED-USE CENTERS ANCHORED BY READING CINEMAS AND 53 OTHER THIRD-PARTY TENANTS 43,971 SF 1 GROUND LEASE IMPROVED WITH READING CINEMAS AND 3 OTHER THIRD-PARTY TENANTS 66,413 SF 1 PARCEL IMPROVED WITH READING CINEMAS 8,956 SF OFFICE BUILDING IN MELBOURNE CBD (1 THIRD- PARTY TENANT) 4T LARGEST EXHIBITOR* 29 LOCATIONS 210 SCREENS BRANDS READING CINEMAS ANGELIKA CINEMAS 59,869 SF 3 PARCELS IMPROVED WITH READING CINEMAS AND 1 OTHER THIRD-PARTY TENANT 3PP LARGEST EXHIBITOR"* 8 LOCATIONS, INCLUDING CLOSED COURTENAY CENTRAL 51 SCREENS BRAND READING CINEMAS ■ BOMA MEASUREMENT ** LOCATION, SCREEN COUNT AND BOX OFFICE DATA ARE 25 OF 9/30/25 AND EXCLUDE JOINT VENTURES.

SYNERGISTIC DIVERSIFICATION SUPPORTS LONG-TERM VALUE Q3 2025 REAL ESTATE & CINEMA REVENUE (DIVERSIFIED BY BUSINESS LINE AND GEOGRAPHY) US CINEMA 47.3% US REAL ESTATE 3.7% NZ REAL ESTATE 0.4% NZ CINEMA 5.5% AU REAL ESTATE 4.5% AU CINEMA 38.6% $53.1 M Q3 2025* *TOTAL SEGMENT REVENUE INCLUDES $1.0 MILLION OF INTERCO. ALSO, US REAL ESTATE ONLY INCLUDES NET REVENUES FROM OFF BROADWAY THEATRES.

LONG-TERM MISSION STRATEGICALLY DRIVE THE DEVELOPMENT AND OPERATION OF OUR GLOBAL CINEMA & REMAINING REAL ESTATE ASSETS TO CREATE LONG-TERM STOCKHOLDER VALUE. 2026 PRIORITIES 1) CONTINUE TO IMPROVE GLOBAL CINEMA OPERATIONS ACROSS ALL THREE COUNTRIES 2) CONTINUE TO REDUCE GLOBAL DEBT & INTEREST EXPENSE 3) CONTINUE TO MONETIZE ASSETS, ON A STRATEGIC BASIS, TO THE EXTENT NEEDED TO SUPPORT CINEMA BUSINESS AND TO REDUCE DEBT

COMMITTED TO SUSTAINING LONG-TERM STOCKHOLDER VALUE DUAL BUSINESS STRATEGY Pre-COVID: Cinema cash flow supported real estate development. Through and post-COVID: Diverse real estate portfolio supported our Company when cinema cash flow diminished. INTERNATIONAL DIVERSIFICATION We maintain sizable operations and assets across three key international markets: AU, NZ & US. SOLID BALANCE SHEET Commercial property portfolio includes mixed-use centers, entertainment properties, office space and historic Reading Viaduct, representing almost $172.7 million in tangible real estate assets (valued at lower of cost or market) as of September 30, 2025. EXPERIENCED MANAGEMENT TEAM Management Team holds years of experience and expertise with a disciplined approach to growth and the navigation of multiple headwinds.

SINCE Q1 2020, RDI HAS SURVIVED MULTIPLE HEADWINDS. 2023 HOLLYWOOD STRIKES COVID-19 PANDEMIC ABSENCE OF ANY US FEDERAL FUNDING (Shuttered Venue/Paycheck Protection) SUPPLY CHAIN ISSUES INCREASED INFLATION MATERIAL INCREASE IN INTEREST RATES INCREASED LABOR COSTS DEBT MATURITIES REDUCED OFFICE DEMAND - NYC & CULVER CITY SEISMIC COMPLIANCE ISSUES IN NZ IMPROVED CAPITAL STRUCTURE Reduced global debt by 37% (or $101.5 million) since 9/30/20. As of 9/30/25, our global debt was $172.6 million. Sold nine real estate assets generating $201.5 million in gross sale proceeds. Sold two real estate assets that had zero cash flow. We have one asset held for sale. IMPROVED CINEMA CASH FLOW Worked to reduce occupancy costs by negotiating reductions with landlords, and, where this has not been possible, closed cinemas. Since Q1 2020 we have ceased operations at eight cinemas, which all generated losses at the time of closure. Licenses for Beer, Wine and/or Spirits for (i) 100% of US Cinemas, (ii) 86% AU Cinemas and (iii) 38% of NZ Cinemas. Launched F&B online and app ordering in AU, NZ and US. Launched new reward/loyalty programs. ADDED NEW & UPGRADED EXISTING CINEMAS Since early 2019, added nine new AU Reading Cinemas. Since Q1 2020, we have completed cinema renovations: three in US, two in AU and two in NZ. EXPANDED ANGELIKA BRAND Opened first international Angelika in AU in Q3 2023. In December 2019, acquired State Cinema in Tasmania. Launched new international Angelika website and app. Launched multi-tier loyalty experience in AU. Attained close to 172,000 Members in US to our Free to Join Angelika Membership, which launched in Q2 2022. STRENGTHENED KEY REAL ESTATE ASSETS Activated 44 Union Square with flagship Petco store, which opened June 2023. Extended leases of anchor tenants at NMV. From Q1 2020 to Nov 2025, we executed a total of 119 Leases (new leases, renewals, extensions and variations) in AU and NZ the majority of which related to our key asset in Newmarket Village (QLD, AU). REDUCED G&A Global corporate G&A infrastructure (cinema and real estate) reduced 22.4% from YTD September 2019 through YTD September 2025.

COMPANY REDUCED SECURED DEBT BY $102 million IN FIVE YEARS (SEPT 30, 2020 – SEPT 30, 2025) (IN USD, IN THOUSANDS) $274,140 $284,959 $236,948 $215,633 $210,300 $202,713 $172,638 SEP. 2020 DEC. 2020 DEC. 2021 DEC. 2022 DEC. 2023 DEC. 2024 DEC. 2025

THROUGH CHALLENGING YEARS, WE HAVE MAINTAINED GOOD RELATIONSHIPS WITH OUR VARIOUS LENDERS US REAL ESTATE LENDERS CINEMAS 123 Balance as of 9/30/20 -$24.8M Balance as of 9/30/25 - $20.4M Current Maturity Date: Oct. 1, 2026 Minetta/Orpheum – Live Theatres Balance as of 9/30/20 - $8.0M Balance as of 9/30/25 - $7.1M Current Maturity Date: Jun. 1, 2026 Pursuing refinance 44 Union Square Balance as of 9/30/2020 - $40.1M Balance as of 9/30/25 - $46.6M, which was increased over the past few years to cover Petco Tenant Allowance and Broker Commissions. Current Maturity Date: Nov. 6, 2026, with an option to extend 6 months to May 6, 2027 Anticipate refinance when 100% leased US NON-REAL ESTATE LENDERS US CINEMAS DEBT (BofA) Balance as of 9/30/20 - $54.2M Balance as of 9/30/25 - $6.7M Current Maturity Date: May 18, 2026 Trust Preferred Securities Balance as of 9/30/20 - $27.9M Balance as of 9/30/25 - $27.9M Current Maturity Date: Apr. 30, 2027 Intend to pursue refinance AU LENDERS NATIONAL AUSTRALIA BANK Balance as of 9/30/20 -$85.9M Balance as of 9/30/25 -$63.8M Current Maturity Date: Jul. 31, 2030 NZ LENDERS WESTPAC BANK Balance as of 9/30/20 - $21.1M Balance as of 9/30/25 - $0M Current Maturity Date: N/A Debt free in NZ. May pursue financing for Reading Cinemas at Courtenay Central in Wellington

2025 GLOBAL INDUSTRY BOX OFFICE 2023 HOLLYWOOD STRIKES CONTINUED TO IMPACT Q1 2025 RELEASE SCHEDULE YTD NOV 2019 box office YTD NOV 2024 box office YTD NOV 2025 BOX OFFICE NORTH AMERICA $10.2 Billion $7.8 Billion (down 24% vs. 2019) $7.8 Billion (down 23% vs. 2019) (up 1% vs. 2024) AUSTRALIA AU$1.1 Billion AU$844.1 Million (down 23% vs. 2019) AU$858.4 Million (down 22% vs. 2019) (up 2% vs. 2024) NEW ZEALAND NZ$186.6 Million NZ$141.6 Million (down 24% vs. 2019) NZ$147.1 Million (down 21% vs. 2019) (up 4% vs. 2024)

RDI TOTAL REVENUES (CINEMA & REAL ESTATE) 2020 – TTM SEPT 30, 2025 PANDEMIC PANDEMIC PANDEMIC RECOVERY PANDEMIC RECOVERY INTERRUPTED BY HOLLYWOOD HOLLYWOOD STRIKES Q1 2025 IMPACT FROM HOLLYWOOD STRIKES & Q2 BOX OFFICE REBOUND* $77,862 $139,060 $203,115 STRIKES $210,527 $211,292 2020 2021 2022 2023 2024 TTM Sep 2025 COVID-19 PANDEMIC IMPACT 2023 HOLLYWOOD STRIKE RELEASE SCHEUDLE IMPACT (USD IN THOUSANDS) *Revenues also negatively impacted by strong dollar and reduction in US screen count

RDI OPERATING INCOME (CINEMA & REAL ESTATE) Q3 2020 – Q3 2025 (IN MILLIONS) $(17.4) $(11.0) $(6.7) $1.0 $(0.3) $(0.3) Q3 Q3 Q3 Q3 Q3 Q3 2020 2021 2022 2023 2024 2025 2020 – TTM SEPT 30, 2025 (IN MILLIONS) $(61.3) $(41.8) $(28.5) $(12.0) $(14.0) $(2.8) 2020 2021 2022 2023 2024 "TTM 2025" COVID-19 PANDEMIC IMPACT 2023 HOLLYWOOD STRIKES RELEASE SCHEDULE IMPACT

RDI ADJUSTED EBITDA (CINEMA & REAL ESTATE) Q3 2020 – Q3 2025 (IN MILLIONS) $(11.6) $(2.4) $3.9 $6.1 $2.8 $3.6 Q3 Q3 Q3 Q3 Q3 Q3 2020 2021 2022 2023 2024 2025 2020 – TTM SEPT 30, 2025 (IN MILLIONS) $(38.9) $74.2 $(0.1) $7.8 $2.1 $19.6 2020 2021 2022 2023 2024 "TTM 2025" COVID-19 PANDEMIC IMPACT 2023 HOLLYWOOD STRIKES RELEASE SCHEDULE IMPACT

RDI NET INCOME (LOSS) Q3 2020 – Q3 2025 (IN MILLIONS) $(19.2) $(10.1) $(5.2) $(4.4) $(7.0) $(4.2) Q3 Q3 Q3 Q3 Q3 Q3 2020 2021 2022 2023 2024 2025 2020 – TTM SEPT 30, 2025 (IN MILLIONS) $(65.2) $31.9 $(36.2) $(30.7) $(35.3) $(14.3) 2020 2021 2022 2023 2024 "TTM 2025" COVID-19 PANDEMIC IMPACT 2023 HOLLYWOOD STRIKES RELEASE SCHEDULE IMPACT *Net Income (Loss) includes proceeds from asset sales to create liquidity needed due to COVID-19 Pandemic and 2023 Hollywood Strikes.

2025 CAPITAL ALLOCATION PRIORITIES BALANCE SHEET OVERVIEW AS OF SEPTEMBER 30, 2025 2025 CAPITAL ALLOCATION PRIORITIES Continue evaluating Real Estate Portfolio to generate, to the extent necessary, liquidity through additional asset sales or refinance Focus on debt paydown and interest expense reduction Build cash reserves Conservatively invest in guest experience at existing cinemas and select new cinemas TOTAL ASSETS (BOOK VALUE) $435.2 million CASH & CASH EQUIVALENTS $8.1 million TOTAL DEBT OUTSTANDING $172.6 million STOCKHOLDERS’ EQUITY $(13.0) million

OUR DIVERSE GLOBAL REAL ESTATE BUSINESS SUSTAINED THE COMPANY THROUGH FIVE YEAR GLOBAL HEADWINDS AND CONTINUES TO BE WELL POSITIONED FOR THE FUTURE

2026 GLOBAL REAL ESTATE STRATEGY Complete asset sale to support liquidity and reduce debt: US – 23.9-acre Newberry Yard in Williamsport, PA (currently non-income producing) Evaluate Real Estate portfolio for other strategic opportunities to boost liquidity Complete 44 Union Square (NYC) leasing Engage with our communities through executing on operational, marketing, leasing and capital investment strategies to increase the long-term value of our real estate assets.

RDI GLOBAL REAL ESTATE REVENUE YTD SEPTEMBER 2020 – 2025 PANDEMIC PANDEMIC SALE OF AUBURN/REDYARD(AU),ROYAL GEORGE (US) AND INVERCASRGILL (NZ) PANDEMIC RECOVERY SALE OF CULVER CITY BULDING (US) SALE OF WELLINGTON (NZ) & CANNONT PARK (AU) $9,928 $9,947 $12,265 $15,338 $14,844 $14,065 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 YTD SEP 2025 (IN USD, IN THOUSANDS) The notes above columns highlight only assets that were revenue producing.

RDI GLOBAL REAL ESTATE OPERATING INCOME (LOSS) YTD SEPTEMBER 2020 – 2025 PANDEMIC PANDEMIC SALE OF AUBURN/REDYARD(AU),ROYAL GEORGE (US) AND INVERCASRGILL (NZ) PANDEMIC RECOVERY SALE OF CULVER CITY BULDING (US) SALE OF WELLINGTON (NZ) & CANNONT PARK (AU) -$1,464 -$3,908 -$125 $3,212 $3,234 $4,461 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 YTD SEP 2025 (IN USD, IN THOUSANDS)

AU/NZ REAL ESTATE PORTFOLIO* 5 MULTI-TENANTED PROPERTIES 158,668 SF (14,741m2) of Third-Party Space 58 THIRD-PARTY TENANTS Over 156,173SF (14,5092) of Third-Party Space 4 LAND PARCELS IMPROVED WITH READING CINEMAS 126,282 (11,7322) ‘All AU/NZ portfolio slides reflect sale of Wellington NZ properties in Q1 2025 and Cannon Park (AU) in Q2 2025.

Newmarket VILLAGE Well-curated development ANCHORED BY READING CINEMA In Brisbane CITY (QLD) THIRD PARTY TENANTS 47 ANCHOR TENANTS Coles Supermarket Reading Cinemas Newmarket Hotel by ALH Anytime Fitness NET RENTABLE SQUARE FEET 166,001 SF (15,442m2) OCCUPANCY YTD 98%* WEIGHTED AVERAGE LEASE TERM 6.1 years** LEASES executed YTD 18 new or renewed Leases 55,251SF (5,132m2) VACANCIES YTD 2% NEWMARKET VILLAGE ANCHORS AU REAL ESTATE PORTFOLIO * Excludes Reading Cinemas. ** Reading Cinemas lease excluded from Weighted Average Lease Term

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newmarket VILALGE FOOD BEVERAG 21% MIX 24% OFFICE OTHER LEISURE 12% 4% THER ETAIL MEDICAL RELATED j VACANT V == ===== 1% 25% READING CM OFFICE GROCERY & DRUG STORE READING CINEMAS

THE BELMONT COMMON READING CINEMA ANCHORED CENTER IN PERTH (WESTERN AUSTRALIA) THIRD PARTY TENANTS 6 ANCHOR TENANTS Reading Cinemas Dome Cafe NET RENTABLE SQUARE FEET 60,118 SF (5,585 m2) OCCUPANCY YTD 100%* WEIGHTED AVERAGE LEASE TERM 2.0 years** LEASES executed YTD 3 VACANCIES YTD 0% * Excludes Reading Cinemas. ** Reading Cinemas lease excluded from Weighted Average Lease Term

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THE BELMONT COMMON 0% VACANCIES 24% FOOD & BEVERAGE 1% OTHER RETAIL 75% READING CINEMAS TENANT MIX

RETAIL GROUND LEASE REGIONAL MELBOURNE AREA Multi-year ground lease situated in Waurn Ponds, a residential suburb of Victoria. In addition to the 8 screen Reading Cinema with TITAN LUXE, the property is fully leased to an F&B tenant, an entertainment tenant and one telco tenant. 8000 SF OFFICE BUILDING SOUTH MELBOURNE, VIC Building is located on York Street in South Melbourne, the trendy suburb surrounding the famed South Melbourne Market and home to well-known cafes and restaurants. One floor serves as the headquarters of our Australian operations and the other floor is fully leased to medical/wellness user.

AU/NZ REAL ESTATE AS OF NOV 20, 2025 98% THIRD-PARTY TENANT OCCUPANCY RATE 58 THIRD PARTY TENANTS 3 VACANCIES 2497 sf(232M2) 14 FITOUTS COMPLETED IN 2025 (New and existing tentants)

AU REAL ESTATE STRONG TRADING TENANTS SUPPORTED BY STRATEGIC COMPANY MARKETING & LEASING $25.9 MILLION IN QUARTERLY THIRD-PARTY TENANT SALES

US REAL ESTATE PORTFOLIO Up to 70,077 SF* of net leasable area (inclusive of potential BOMA adjustments) comprised of retail & office – 44 Union Square 75% interest in a 21,000 SF NYC cinema building (with development potential of 80,000 SF, plus additional 16,000 SF of air rights) - Cinemas 123 (under contract to acquire the remaining 25%) 9,000 SF Off Broadway style theater in NYC with one stage – Minetta Lane Theatre 5,000 SF Off Broadway style theater in NYC with one stage – Orpheum Theatre Approximately 3,200 foot long and at 70-to-100 foot-wide elevated rail track in Philadelphia, PA - the Reading Viaduct. Underlying land owned in fee, except for transecting roadways 24 taxable parcels in Philadelphia, PA surrounding or adjacent to the Viaduct Other rail assets in Pennsylvania and Delaware, including 23.9 acre industrial site in Williamsport, PA, with direct rail connection to SEDA-COG regional rail network, which is currently held for sale. *BOMA measurement

44 UNION SQUARE UPPER LEVELS UPPER LEVELS 43,000 SF OF FOUR UPPER LEVELS IS STILL IN LEASING PHASE. We’re working on a potential lease with an alternative/non-office tenant. However, no assurances can be given that the Company will complete this lease transaction. Key leasing metrics for Midtown South Manhattan Office submarket show market improvement. CBRE “Midtown South’s 2025 resurgence advanced in Q3, with nearly all fundamentals emblematic of a submarket in a substantial phase of growth."’ COLLIERS “At 4.29M SF, leasing demand in Q3 2025 was 8.9% higher since the prior quarter and grew by 47.8%, year over year. Additionally, this was the fourth consecutive quarter of higher demand in Midtown South and was Midtown South's strongest quarter of activity since Q4 2019.”** NEWMARK "Midtown South registered 2.3MSF of leasing activity, marking 54.3% jump from the prior quarter. Led by increased momentum, availability fell 60 basis points to 19.1%, the lowest level since 1Q23. More than 20% of Midtown South availability is located within four buildings... Average asking rents continued to move higher...closing the third quarter at $85.64/SF, marking an increase of $3.08/SF from the same period last year."’” ’ CBRE Midtown South-Manhattan Office Reporting. ** Colliers Midtown South Office Q3 2025 Office Report *** Newmark Manhattan Office Market Overview 3Q 2025 LOWER LEVELS petcof Petco opened flagship store in mid-2023. Forget what you know about pet stores, this takes it to another level. The one-stop pet health and wellness destination is located in Manhattan's Union Square, across two-levels and 25,000 square feet. It boasts a gourmet doggy food bar, grooming salon - aptly named Ruff’s Barker Shop’, an adoption center.” Source: “Petco’s NYC Flagship Store" - cascooet.com

NEW YORK CITY - CINEMAS 123 COMPANY OWNS 75% OF LAND & BUILDINGS 7,900 SF gross land area With inclusionary rights, we can build up to a maximum of approx. 96,000 RSF above grade. Currently operated as the Cinemas 123, boutique cinema on Upper East Side of NYC.  On September 30, 2025, the Company signed an agreement to acquire Sutton Hill Associates, which remains subject to certain closing conditions. If this transaction closes, we would acquire minority partner’s interest in the Cinemas 123, along with the acquisition of the Village East ground lessee interest.

HISTORIC READING RAIL ASSETS OFFER POTENTIAL MONETIZATION OPPORTUNITIES Reading Viaduct - Philadelphia, PA Historic elevated rail track with 350,000 SF of land/bridgeworks. Though shorter than NYC’s High Line, the Reading Viaduct is substantially wider. This uninterrupted corridor connecting Spring Garden to Center City Philadelphia has significant potential value to the City, its residents and the Company. The City of Philadelphia has passed an ordinance authorizing the City to acquire our Viaduct and lease it to a not-for-profit for park purposes. However, no price has been specified and, insofar, as we aware, no funding set aside for such purpose. Any condemnation would require that we be compensated for the fair value of our property. Former Transco Rail Car Repair Facility - Williamsport, PA 23.9-acre industrial site, which includes rail car building and multiple internal rail lines. Currently, classified as held for sale. Historic Reading Rail Assets Properties have been a part of our Company for over 100 years and are unencumbered. Properties carried for nominal value on our balance sheet. However, current appraisals of Williamsport and Reading Viaduct properties indicate significant value.

US LIVE THEATRES TWO LEADING OFF-BROADWAY THEATRES IN NYC ORPHEUM THEATRE One stage (347 seats) in the heart of NYC’s East Village, which ran STOMP for almost 30 years. During 2025, and now into 2026, we continue to book quality shows targeted to NYC audiences that result in theatre being booked between 60% - 100% of each year. MINETTA LANE THEATRE One stage (399 seats) in the heart of NYC’s West Village, licensed to Audible, an Amazon company, for several years. Audible’s License Agreement now runs through March 2027.

OUR CINEMA BUSINESS IS RESILIENT WE’VE WEATHERED THE STORMS OF THE PANDEMIC & 2023 HOLLYWOOD STRIKES

55 MOVIE THEATERS (440 screens) ACROSS AUSTRALIA, NEW ZEALAND & UNITED STATES AUSTRALIA 29 locations / 210 screens 4th largest exhibitor* One new cinema in the pipeline Operations began in 1996 – over 29 years of operating experience NEW ZEALAND 8 locations / 51 screens 3rd largest exhibitor* Operations began in 2002 – two decades of operating experience UNITED STATES 18 locations / 179 screens 14th largest exhibitor* Operations in 7 states (including D.C.) Leading specialty exhibitor with Angelika brand and market leader in Hawaii trading under Consolidated Theatres

UNIQUE CHARACTERISTICS OF OUR CINEMA PORTFOLIO INTERNATIONAL PORTFOLIO AU and NZ ARE stable economies with strong local FILM PRODUCTION, ENHANCING programming led BY HOLLYWOOD MOVIES • 48% of our Total Theater Revenues generated in AU and NZ* SPECIALTY AND COMMERCIAL PROGRAMMING INTERNAL box office diversification, customer profile generates higher spends per patron • Inspired by our Angelika Film Center brand, just under 20% of our cinemas reflect a strong arthouse programming *Revenue data as of YTD September 2025.

Q4 2025 MOVIE SLATE APPEALS TO DIVERSE AUDIENCES WICKED: FOR GOOD Z0OTOPIA 2 FIVE NIGHTS AT AVATAR: FIRE FREDDY’S 2 AND ASH NOV. 21, NOV. 26, DEC: 5, DEC: 19 2025 2025 2025 2025 THE SPONGEBOB MOVIE: SEARCH FOR SQUAREPANTS MARTY SUPREME SONG SUNG BLUE ANACONDA DEC. 19, DEC. 25, DEC. 25, DEC. 25, 2025 2025 2025 2025

US CINEMA INDUSTRY GROSS BOX OFFICE YTD SEP 2020-2025 (IN US DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) PANDEMIC PANDEMIC PANDEMIC RECOVERY PANDEMIC REOVERY & HOLLYWOOD STRIEKS HOLLYWOOD STRIKES & BOX OFFICE REBOUND $1,749.8 $2,165.2 $4,991.7 $6,228.0 $5,541.2 $5,739.7 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 YTD SEP 2025 (USD IN MILLIONS)

AU CINEMA INDUSTRY GROSS BOX OFFICE YTD SEP 2020-2025 (IN AU DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) PANDEMIC PANDEMIC PANDEMIC RECOVERY PANDEMIC REOVERY & HOLLYWOOD STRIEKS HOLLYWOOD STRIKES & BOX OFFICE REBOUND $315.1 $403.4 $746.4 $789.7 $715.3 $735.0 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 YTD SEP 2025 (AUD IN MILLIONS)

NZ CINEMA INDUSTRY GROSS BOX OFFICE YTD SEP 2020-2025 (IN NZ DOLLARS. PERIOD FIRST NINE MONTHS EACH YEAR (JAN - SEP)) PANDEMIC PANDEMIC PANDEMIC RECOVERY PANDEMIC REOVERY & HOLLYWOOD STRIEKS HOLLYWOOD STRIKES & BOX OFFICE REBOUND $56.7 $75.8 $117.5 $141.8 $117.5 $127.2 YTD SEP 2020 YTD SEP 2021 YTD SEP 2022 YTD SEP 2023 YTD SEP 2024 YTD SEP 2025 (NZD IN MILLIONS)

RDI’S US, AU, NZ CINEMA DIVISIONS TOTAL CINEMA REVENUE (BOX OFFICE, F&B AND ANCILLARY) IN USD** YTD SEPTEMBER 2020 – 2025 US $24.6 $33.9 $72.5 $90.1 $70.6 $73.7 YTD YTD YTD YTD YTD YTD SEP SEP SEP SEP SEP SEP 2020 2021 2022 2023 2024 2025 AU $24.9 $37.6 $63.8 $64.3 $60.6 $59.1 YTD YTD YTD YTD YTD YTD SEP SEP SEP SEP SEP SEP 2020 2021 2022 2023 2024 2025 NZ $5.3 $8.1 $11.1 $11.3 $9.4 $9.0 YTD YTD YTD YTD YTD YTD SEP SEP SEP SEP SEP SEP 2020 2021 2022 2023 2024 2025 (IN MILLIONS) **From 9/30/2019 to 9/30/2025, (i) US screen count decreased by 24.8%, (ii) AU screen count increased by 31.4% and (iii) NZ screen count decreased by 8.6%.

2026 COULD BE ONE OF THE BIGGEST YEARS EVER AT THE BOX OFFICE* 28 YEARS LTER THE BONE TEMPLE JAN. 16, 2026 HAIL MARTY MAR. 20, 2026 MARIO GALAXY MOVIE APR. 3, 2026 MANDALORIAN GROGY MAY 22, 2026 TOY STORY NOANA JUL. 17, 2026 JUL. 31, 2026 SEP. 18, 2026 NOV. 20, 2026 JUL. 10, 2026 DEC. 18, 2026 * "2026 could be one of the Biggest Years ever at the Box Office - Here’s Why" slashfilm.com

MAJOR STUDIO RELEASE SCHEDULE

JANUARY THROUGH JUNE (2026-2027)


"Wuthering Heights"


ACT NATURAL
HOPPERS
MARCH 6


GOSLING
PROJECT HAIL MARY
03.20.26


Michael




II
MAY 15


THE MANDALORIAN AND GROGU
Only in theaters!
MAY 22
"THIS IS THE WAY"


IT'S ON.
TOY STORY 5

JANUARY

2026

SoulM8te (Jan 9)
Greenland 2: Migration (Jan 9)
Primate (Jan 9)
28 Years Later: The Bone Temple (Jan 16)
Mercy (Jan 23)
Send Help (Jan 30)

2027

Untitled Blumhouse Event Film (Jan 15)
Children of Blood and Bone (Jan 15)

FEBRUARY

2026

GOAT (Feb 13)
Wuthering Heights (Feb 13)
Crime 101 (Feb 13)
I Can Only Imagine 2 (Feb 20)
Scream 7 (Feb 27)

2027

Ice Age: Boiling Point (Feb 5)
Untitled K Pop Movie (Feb 12)
The Nightingale (Feb 12)
Untitled WB Event Film (Feb 12)
CoComelon: The Movie (Feb 26)

MARCH

2026

Hoppers (Mar 6)
The Bride (Mar 6)
Reminders of Him (Mar 13)
Project Hail Mary (Mar 20)
They Will Kill You (Mar 27)
The Dog Stars (Mar 27)

2027

Thomas Crown Affair (Untitled Disney (Mar 5)
Untitled The Chosen Film (Mar 12)
Untitled Disney (Mar 5)
Buds (Mar 12)
Sonic the Hedgehog 4 (Mar 19)
Untitled Illumination Event (Mar 19)
Untitled WB/Legendary/Monsterverse (Mar26)
Resurrection of Christ Part One (Mar 26)
Godzilla vs. King Supernova (Mar 26)

APRIL

2026

The Super Mario Galaxy Movie (Apr 3)
Ready of Not 2L Here I Come (Apr 10)
Lee Cronin's The Mummy (Apr 17)
Michael (Apr 24)

2027

Untitled Disney (Apr 2)
Untitled Illumination Event (Apr 16)
Untitled F.A.S.T. Film (April 23)

MAY

2026

The Devil Wears Prada 2 (May 1)
The Sheep Detectives (May 8)
Mortal Kombat II (May 8)
The Mandalorian & Grogu directed by Jon Favreau (May 22)

2027

Resurrection of Christ Part Two (May 6)
The Legend of Zelda (May 7)
Bad Fairies (May 21)
Star Wars: Starfighter (May 28)

JUNE

2026

Masters of the Universe (June 5)
Animal Friends (June 5)
Untitled Steven Spielberg (June 12)
Scary Movie (June 12)
Toy Story 5 (June 19)
Supergirl: Woman of Tomorrow (June 26)

2027

How to Train Your Dragon 2 (June 11)
Gatto (June 18)
Spider-Man: Beyond the Spider-Verse (June 18)
Shrek 5 (June 30)

MAJOR STUDIO RELEASE SCHEDULE

JULY THROUGH DECEMBER (2026-2027)


Disney


THE ODYSSEY
DEFY THE GODS
07.17.26


THE CAT'S OUT OF THE BAG.
ONLY IN THEATERS NOVEMBER 2026


THE HUNGER GAMES
SUNRISE ON THE REAPING


Disney
HEXED


JUMANJI


AVENGERS
DOOMSDAY


ANGRY BIRDS
3

JULY

2026

Minions 3 (July 1)
Shiver (July 3)
Moana (July 10)
The Odyssey (July 17)
Untitled Evil Dead (July 24)
Spider-Man: Brand New Day (July 31)

2027

Man of Tomorrow (July 9)
Untitled Minecraft Sequel (Jul 23)
Untitled The Simpsons Movie (July 23)
A Quiet Place Part III (July 30)
Untitled Marvel Studios Film (July 23)

AUGUST

2026

One Night Only (Aug 7)
Flowervale Street (Aug 14)
Insidious (Aug 21)

2027

Untitled Disney (Aug 6)
Miami Vice (Aug 6)
Untitled WB Event (Aug 6)
Untitled Blumhouse (Aug 13)

SEPTEMBER

2026

How to Rob a Bank (Sep 4)
Clayface (Sep 11)
Untitled Disney (Sep 11)
A Practical Magic Film (Sep 18)
Resident Evil (Sep 18)
Forgotten Island (Sep 25)

2027

Teenage Mutant Ninja Turtles: Mutant (Sep 17)
Untitled NL Horror (Sep 10)
Untitled Disney (Sep 17)
Untitled Universal Event (Sep 24)

OCTOBER

2026

Verity (Oct 2)
The Last Airbender
Other Mommy (Oct 9)
The Social Reckoning (Oct 9)
Whalefall (Oct 16)
Street Fighter (Oct 16)
Remain (Oct 23)

2027

Untitled Batman Movie (Oct 1)
Untitled Disney (Oct 8)

NOVEMBER

2026

The Cat in the Hat (Nov 6)
Hunger Games: Sunrise on the Reaping (Nov 20)
Disney's Hexed (Nov 25)
Focker in Law (Nov 25)

2027

Untitled Marvel (Nov 5)
Margie Claus (Nov 5)
Untitled Gremlins Movie (Nov 19)
Untitled Event Film by the Daniels (Nov 19)
Frozen 3 (Nov 24)

DECEMBER

2026

Violent Night (Dec 4)
Jumanji 3 (Dec 11)
Avengers Doomsday (Dec 18)
Dune: Part 3 (Dec 18)
The Angry Birds Movie 3 (Dec 23)
Werwulf (Dec 25)

2027

Avengers: Secret Wars (Dec 17)
Lord of the Rings: The Hunt for Gollum (Dec 17)
Untitled WB/NL Event (Dec 22)
Untitled Universal Event Film (Dec 22)

SHORT TERM PRIORITIES FOR OUR GLOBAL CINEMA BUSINESS

CONTENT AND AUDIENCE EXPANSION & EXPERIMENTATION

- Repertory Movies & Events
- Alternative Content, such as Concerts, Comedies, Sports Events, Specialized Films and Documentaries
- International Content
  - Anime
  - South Asian Films
- Local Australian and New Zealand productions
- Creation of Experiences and Events
- Better exploitation of social media platforms (including TikTok)
- Rewards and subscription plans

FOOD & BEVERAGE EXPANSION

Continue to expand F&B menus, including movie themed menus and merchandise to create movie experiences.

ANCILLARY REVENUE ENHANCEMENT

Improve guest experience through improved online Ticketing and F&B menus offers.

USE DATA & TECHNOLOGY TO DRIVE ATTENDANCE

With the help of technology, use consumer data to drive audiences to targeted movies and improve forecasting.

PREMIUM SCREEN & AMENITY FOCUS

Invest in cinema environments to ensure enhanced comfort through recliner seating and best-in-class sight and sound presentations.


Village East in
35MM
The 2nd Monday of each month
@ 4pm & 7pm
GET TICKETS
SCARFACE in 35MM JAN. 13
CHARADE in 35MM FEB.10
MONKEY BUSINESS in 35MM MAR. 10
HAROLD & MAUDE in 35MM APR. 14
FLASH GORDON in 35MM MAY 12
EASY RIDER in 35MM JUN.17, 18, 19
BEING JOHN MALKOVICH in 35MM JUL. 14
GOODFELLAS in 35MM AUG. 11
A STREETCAR NAMED DESIRE in 35MM SEP. 8
THE THING in 35MM OCT.13
THE LADY EVE in 35MM NOV. 10
CITIZEN KANE in 35MM DEC. 8


TINĀ
SEPTEMBER 5
OPENING WEEKEND BOGO OFFER!
FREE
$2.19


EXPERIENCE IT IN IMAX
DEMON SLAYER
INFINITY CASTLE
ONLY IN MOVIE THEATRES
SEPTEMBER 12


TAYLOR SWIFT
THE OFFICIAL RELEASE PARTY OF A SHOWGIRL
ONLY IN THEATERS
OCTOBER 3 - 5


WIN A FAMILY DAY OUT
UNLIKELY FRIENDS. EPIC ADVENTURE.
KANGAROO
IN CINEMAS SEPTEMBER 18
SEE IT FOR THE CHANCE TO
WIN A $1000 REDBALLOON VOUCHER

CONTINUING BOX OFFICE TREND AU/NZ FILM PRODUCTION WILL CONTINUE TO SUPPORT 2026 AU/NZ BOX OFFICE AUSTRALIA & NEW ZEALAND WE BURY THE DEAD OPENS FEB. 2026 AUSTRALIA ZAC POWER THE MOVIE OPENING TBD NEW ZELAND HOLY DAYS OPENS APR. 17

ANGELIKA IN NYC 2025 SPECIALTY FILMS THAT DELIVERED FRANKENSTEIN One of the top 5 grosses at the Angelika NYC in 2025. Exhibited in 35mm. THE PHOENICIAN SCHEME Opening Weekend ($155,000) and Opening Week ($200,000) Gross - one of top 3 grosses in last decade. FRIENDSHIP Opening Weekend ($86,000) and Opening Week ($125,000) Gross - one of top 15 in last decade. l’M STILL HERE One of the top 5 grosses at the Angelika NYC in 2025.

CONTINUE TO DELIGHT OUR GUESTS WITH CREATIVE PROGRAMS & EXPERIENCES To supplement the release schedule and improve overall seat occupancy percentages, our teams will continue to create exclusive content programs, series and events to keep our audiences engaged with our brands.

THE PHOENICIAN SCHEME ANGELIKA EXPERIENCE OPENS MAY 29

OUR CURATED EXPERIENCES BUILD COMMUNITY AND DRIVE ATTENDANCE AT OUR AU/NZ CINEMAS

EXPANSION OF GLOBAL CINEMA LOYALTY PROGRAMS DRIVES ATTENDANCE AUSTRALIA NEW ZEALAND Us FREE TO JOIN PAID FREE TO JOIN PAID FREE TO JOIN PAID FREE TO JOIN PAID FREE TO JOIN PAID FREE TO JOIN PAID 285,000 MEMBERS UP 49% from 12/31/24 10,900 MEMBERS UP 375% from 12/31/24 24,400 MEMBERS UP 84% from 12/31/24 4,400 MEMBERS UP 38% from 12/31/24 6,900 MEMBERS UP 34% from 12/31/24 2,500 MEMBERS UP 267% from 12/31/24 172,000 MEMBERS UP 17% from 12/31/24 LAUNCHES Q1 2026 LAUNCHES DEC. 2025 LAUNCHES DEC. 2025 LAUNCHES DEC. 2025 LAUNCHES DEC. 2025 16.55% OF PAID ATTENDANCE ARE MEMBERS 34% OF PAID ATTENDANCE ARE MEMBERS 17.54% OF PAID ATTENDANCE ARE MEMBERS 25% OF PAID ATTENDANCE ARE MEMBERS TO COME TO COME

F&B SPEND PER PERSON – GLOBAL GROWTH (US, AU & NZ) $4.99 $5.52 $5.84 $7.48 $7.60 $7.80 $8.12 $8.70 $4.62 $4.41 $5.56 $6.73 $7.33 $7.51 $7.88 $8.07 $4.12 $4.51 $4.90 $5.56 $6.24 $6.64 $6.72 $6.91 2018 2019 2020 2021 2022 2023 2024 2025 YTD Sep (ALL IN FUNCTIONAL CURRENCY)

US, AU & NZ CINEMA DIVISIONS SET F&B PER CAPITA RECORDS IN Q3 2025 US HIGHEST Q3 EVER & SECOND HIGHEST QUARTER EVER AU HIGHEST Q3 EVER NZ HIGHEST Q3 EVER

STRONG F&B METRICS SUPPORTED BY MOVIE-THEMED MENUS In 2025, we continued to eventize our guests’ experience with the highest grossing movies by creating special movie menus: cocktails, mocktails, specialty popcorn and hot food items.

GROWING DEMAND FOR MOVIE MERCHANDISE Movie Branded Merchandise (tubs, cups, collectibles) continues to grow across our global business and industrywide. In 2025, our social/digital marketing drove global increases in merchandise sales.

US, AU & NZ CINEMA DIVISIONS Q3 2025 OPERATIONAL RECORDS BOX OFFICE PER CAPITA* Highest THIRD Quarter ever for AU CINEMA Highest Third Quarter ever for NZ CINEMA SECOND HIGHEST THIRD QUARTER EVER FOR uS CINEMA F&B PER CAPITA* Highest THIRD Quarter ever for AU CINEMA Highest Third Quarter ever for NZ CINEMA HIGHEST THIRD QUARTER EVER & SECOND HIGHEST QUARTER EVER FOR uS CINEMA CFPO PER CAPITA* HIGHEST THIRD QUARTER EVER & SECOND HIGHEST QUARTER EVER for AU CINEMA Highest Quarter ever for NZ CINEMA SECOND HIGHEST THIRD QUARTER EVER FOR uS CINEMA US KEY METRICS IN LINE WITH MOST publicly reported competitors Total Cinemas Revenue per screen Box Office per Us screen F&B SPP *All in functional currency. CFPO means Cash Flow from Operations before Occupancy Expenses.

FOCUS ON ELEVATING THE GUEST EXPERIENCE SIGNIFICANT INVESTMENT MADE IN THE LAST DECADE IN NEW AND EXISTING CINEMA ASSETS. PROJECTED FOR JANUARY 30, 2026: LUXURY RECLINER SEATING 68% of US screens feature Luxury Recliner Seating 36% of AU/NZ screens feature Luxury Recliner Seating PREMIUM LARGE FORMAT (PLF) SCREENS 44% of US cinemas feature at least one PLF auditorium (IMAX or TITAN LUXE) 59% of AU/NZ cinemas feature a PLF Auditorium (TITAN XC or TITAN LUXE) ELEVATED FOOD & BEVERAGE 83% of US cinemas offer enhanced F&B menus (including liquor) 100% of US cinemas offer beer, wine and/or spirits 57% of AU/NZ cinemas offer enhanced F&B menus 84% of our global cinemas serve liquor

GLOBAL CINEMAS RENOVATIONS & NEW BUILDS CURRENTLY SCHEDULED FOR 2025 & BEYOND AUSTRALIA READING CINEMAS IN NOOSA, QLD Construction of new state-of-the art 6 screen with TITAN LUXE with DOLBY ATMOS (tentatively scheduled to open in 2027-2028) NEW ZELAND READING CINEMAS AT COURTENAY CENTRAL IN WELLINGTON Reading Cinemas at Courtenay Central in Wellington Full Renovation to Best-in- Class standard 10 screens recliners Two Premium Large Format screens 3 Gold Lounge in-service dining screens UNITED STATES READING CINEMAS AT VALLEY PLAZA MALL IN BAKERSFIELD, CA 10 screen recliner conversion, including IMAX Added TITAN LUXE with DOLBY ATMOS ANGELICA FILM CENTER – MOSAIC 8 screens recliner conversion Add Premium Large Format auditorium

OUR COMPANY IS: 1.WELL-POSITIONED TO TAKE ADVANTAGE OF ANTICIPATED 2026 BOX OFFICE REBOUND. 2.STRONG REAL ESTATE PORTFOLIO CARRIED ON BOOKS AT LOWER OF HISTORIC COST AND FMV. 3.WHILE WE’VE MONETIZED SELECT REAL ESTATE ASSETS TO PAY DOWN DEBT AND IMPROVE LIQUIDITY, WE HAVE RETAINED GROWTH ASSETS – SUCH AS PHILADELPHIA PROPERTIES AND NEWMARKET VILLAGE. 4.DIVERSIFIED OVER THREE STABLE NATIONAL ECONOMIES WITH ABOUT 50% OF TOTAL REVENUES GENERATED BY AUSTRALIA AND NEW ZEALAND.

FINANCIAL REVIEW GILBERT AVANES EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER & TREASURER

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS YEAR END, DECEMBER 31 ($ in thousands, except per share data) 2024 2023 Revenues $ 210,527 $ 222,744 Operating Income (Loss) (14,033) (12,031) Interest Expense, net (21,154) (19,418) Gain (Loss) on Sale of Assets and Other Income (Expense) 157 398 Income Tax (Expense) Benefits (481) (590) Net Income (Loss) Attributable to Reading International, Inc (35,301) (30,673) Earnings (Loss) Per Share (1.58) (1.38) EBITDA 2,113 7,757 Adjusted EBITDA $ 2,113 $ 7,757 Gain on Monetization of Assets (1,371) 562 ADJ EBITDA without Monetization of Assets 3,484 7,195 Source: Form 10-K and Earnings Release for year ended December 31, 2024.

SUMMARY FINANCIAL DATA STATEMENT OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30 ($ in thousands, except per share data) 2025 2024 2023 Revenues $ 152,716 $ 151,951 $ 177,425 Operating Income (Loss) (4,331) (15,562) (5,073) Interest Expense, net (13,270) (15,907) (14,063) Gain (Loss) on Sale of Assets and Other Income (Expense) 6,187 (1,917) 356 Income Tax (Expense) Benefits (1,071) (321) (313) Net Income (Loss) Attributable to Reading International, Inc (11,580) (33,062) (18,289) Earnings (Loss) Per Share (0.51) (1.48) (0.82) EBITDA 12,753 (4,692) 9,995 Adjusted EBITDA $ 12,753 $ (4,692) $ 9,995 Monetization of Assets 8,332 (1,324) - ADJ EBITDA without Monetization of Assets 4,421 (3,368) 9,995 Source: Form 10-Q and Earnings Release for the nine months ended September 30, 2025, nine months ended September 30, 2024.

SUMMARY BALANCE SHEET ($ in thousands) 9/30/25 12/31/24 12/31/23 Cash and Cash Equivalents $ 8,090 $ 12,347 $ 12,906 Receivables 2,777 5,276 7,561 Other Current Assets 7,941 39,419 18,243 Total Current Assets 18,808 57,042 38,710 Operating Property, Net 210,525 214,694 262,417 Operating Lease Right-of-Use Assets 161,400 160,873 181,542 Investment and Development Property, Net - - 8,789 Investment in Unconsolidated Joint Ventures and Entities 3,447 3,138 4,756 Other Assets 41,006 35,264 36,837 Total Assets 435,186 471,011 533,051 Total Current Liabilities less Current Debt 95,041 92,433 92,599 Total Debt - Current and Long -Term Portion (net) 171,613 201,826 208,261 Operating Lease Liabiltiies - Non-Current Portion 161,593 161,702 180,898 Other Long-Term Liabilities 19,951 19,840 18,297 Total Stockholders’ Equity (13,012) (4,790) 32,996 Total Liabilities & Stockholders’ Equity $ 435,186 $ 471,011 $ 533,051 Sources: Form 10-Q for the quarter and nine months ended September 30, 2025 and Form 10-K for the year ended December 31, 2024.

READING INTERNATIONAL DEBT AS OF SEPTEMBER 30, 2025 AS OF DECEMBER 31, 2024 ($ in thousands) Corporate and/or Property Debt Expiration Year Contractual Capacity Capacity Used Unused Capacity Contractual Capacity Capacity Used Unused Capacity Trust Preferred Securities C 2027 $ 27,913 $ 27,913 $ - $ 27,913 $ 27,913 $ - 44 Union Square P 2026 49,000 46,641 2,359 (2) 55,000 47,141 7,859 Bank of America C 2026 6,700 6,700 - 14,750 14,750 - Cinemas 1,2,3 (3) P 2025 20,442 20,442 - 20,682 20,682 - Minetta & Orpheum P 2026 7,117 7,117 - 7,464 7,464 - National Australia Bank (1)(4) C 2026 63,825 63,825 - 61,850 61,850 - National Australia Bank (1) C 2025 - 12,370 12,370 - Westpac Bank (1) C/P 2025 - - - 10,543 10,543 - Total $ 174,997 $ 172,638 $ 2,359 $ 210,572 $ 202,713 $ 7,859 Source: Form 10-Q for period ending 9/30/2025 & Form 10-K for year ended 12/31/2024. (1) Borrowings in foreign currency: Contractual capacity/Capacity used converted to US dollars based on exchange rates as of 9/30/2025 & 12/31/2024. (2) $2,359 in unused capacity is restricted for 44 Union Square project. (3) Cinemas 123 loan was extended in November and now matures on October 1, 2026. (4) National Australia Bank loan was extended in November and now matures on July 31, 2030

THROUGH 2025, ADJUSTED MOST DEBT FACILITIES 1. . Westpac - Loan on New Zealand Assets January 2025 - The loan was discharged following the sale of Courtenay Central, New Zealand. 2. Emerald Creek Capital - Loan on 44 Union Square (NYC) —° May 2025 - Maturity Date extended to November 6, 2026, with an option to extend further to May 6, 2027. 5. Santander - Loan on Live Theatres (NYC) July 2025 - Maturity Date extended to June 1, 2026 L. Bank of America/Bank of Hawaii - Loan on US Cinemas —9 July 2025 - Maturity Date extended to May 18, 2026, and modified the principal repayment schedule 5. National Australia Bank - Loan on Australian Assets —• May 2025 - Paid off the $20 million Bridge Facility following the sale of Cannon Park property. November 2025 - Maturity Date extended to July 31, 2030, and modified the principal repayment schedule. 6. Valley National Bank - Loan on Cinemas 123 (NYC) November 2025 - Maturity Date extended to October 1, 2026.

OUR FOUNDER’S CORE VALUES & GUIDING PRINCIPLES CONTINUE TO INSPIRE OUR NAVIGATION OF RECENT HEADWINDS JAMES J. COTTER SR. EMPATHETIC approach to our stakeholders ENTREPRENEURIAL approach to our business EDUCATED analysis underpins our strategies ENGAGING our guests is paramount to our success EXECUTION is a focus of our multi-year strategy EXTENDED VIEW means pursuing a long-term value strategy MARGARET COTTER, OUR CONTROLLING STOCKHOLDER, REMAINS Committed TO THE PRESERVATION OF LONG-TERM STOCKHOLDER VALUE

READING INTERNATIONL Q&A SESSION